SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2004


                               SERVICE 1ST BANCORP
             (Exact name of registrant as specified in its charter)


        California                 333-104244                   32-0061893
(State or other jurisdiction       (Commission                 (IRS Employer
     of incorporation)             File Number)             Identification No.)


           2800 W. March Lane
           Stockton, California                                95219
     (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (209) 956-7800

        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


       This Form 8-K consists of 5 pages. The Exhibit Index is on Page 4.

Item 7.     Financial Statements and Exhibits
            ---------------------------------

            a.    Financial Statements
                  --------------------

                  Not Applicable.

            b.    Pro Forma Financial Information
                  -------------------------------

                  Not Applicable.

            c.    Exhibits
                  --------

                  (99.1) Press Release dated February 24, 2004


Item 12.    Results of Operations and Financial Condition.
            ---------------------------------------------

            On February 24, 2004, Registrant issued a press release announcing earnings for the 12 months ending December 31, 2003. Total consolidated assets grew to $110,527,776 representing approximately 32.68% of growth in assets of the holding company's wholly owned subsidiary, Service 1st Bank.

            The foregoing is qualified by reference to the press release attached as Exhibit 99.1.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 24, 2004

Service 1st Bancorp


By: /s/ JOHN O. BROOKS
    -----------------------
    John O. Brooks
    Chief Executive Officer

                                  EXHIBIT INDEX


                                                               Sequential
Exhibit Number                    Description                  Page Number
--------------                    -----------                  -----------


     99.1              Press Release dated February 24, 2004       5